UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Pharmaceutical Formulations, Inc.	Case No. 05-11910-MFW Reporting Period: August-2005

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS Schedule of Cash Receipts and Disbursements	Form No. MOR-1	Document Attached	Explanation Attached

Bank Reconciliation (or copies of debtor's bank reconciliations) Copies of bank statements Cash disbursements journals	MOR-1 (CON'T)
Statement of Operations Balance Sheet Status of Postpetition Taxes	MOR-2 MOR-3 MOR-4
Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period

Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging Debtor Questionnaire	MOR-5 MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert D. Katz Signature of Authorized Individual*	10/7/2005 Date

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	(622,304)	0	0	0	(622,304)	(2,768,000)	33,021	(1,691,000)
RECEIPTS
CASH SALES					0	0
ACCOUNTS RECEIVABLE	5,002,000				5,002,000	4,255,000	8,730,774	6,915,000
LOANS AND ADVANCES (CIT+ICC)	6,880,500				6,880,500	15,000	9,668,500	30,000
SALE OF ASSETS	0					0	0	0
OTHER (ATTACH LIST)	0					0	0	0
TRANSFERS (FROM DIP ACCTS)	0						0	0
TOTAL RECEIPTS	11,882,500	00	00	00	11,882,500	4,270,000	18,399,274	6,945,000
DISBURSEMENTS
NET PAYROLL	(836,170)				(836,170)	(1,230,000)	(1,380,817)	(2,035,000)
PAYROLL TAXES	(341,090)				(341,090)	0	(560,546)	0
401K AND OTHER DEDUCTIONS	(124,475)				(124,475)	(90,000)	(205,077)	(170,000)
SALES, USE, & OTHER TAXES	0				0			0
INVENTORY PURCHASES	(2,451,164)				(2,451,164)	(2,300,000)	(3,832,678)	(4,025,000)
SECURED/ RENTAL/ LEASES	(379,250)				(379,250)	(313,000)	(514,250)	(537,000)
INSURANCE	(288,856)				(288,856)	(387,000)	(452,132)	(603,000)
ADMINISTRATIVE	(201,181)				(201,181)	(476,000)	(262,462)	(833,000)
SELLING	(226,177)				(226,177)	(210,000)	(292,754)	(380,000)
DIP FACILITY FEE AND EXPENSES	(201,000)				(201,000)	(135,000)	(416,972)	(310,000)
REPAYMENT OF DIP LOANS	(6,417,177)				(6,417,177)		(10,720,951)	0
OWNER DRAW *	0					0	0	0
TRANSFERS (TO DIP ACCTS)	0					0	0	0
PROFESSIONAL FEES	(73,923)				(73,923)	(490,000)	(73,923)	(490,000)
U.S. TRUSTEE QUARTERLY FEES	0					0	0	0
COURT COSTS	0					0	0	0
TOTAL DISBURSEMENTS	(11,540,464)				(11,540,464	(5,631,000)	(18,712,563)	(9,383,000)
NET CASH FLOW	342,036				342,036	(1,361,000)	(313,289)	(2,438,000)
(RECEIPTS LESS DISBURSEMENTS)
CASH - END OF MONTH	(280,269)				(280,269)	(4,129,000)	(280,269)	(4,129,000)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$ 11,540,464
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$ - $ -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEESS	$ 11,540,464

FORM MOR-1

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

Disclosure regarding bank reconciliations:

Of PFI's several bank accounts (operating, concentration, payroll, lockbox) all reconciliations are up to date.

It is important to note that as part of its ongoing cash management practices, PFI also performs a daily reconciliation between its books and the bank's balance. The Company records, tracks and reconciles daily the checks and wires it sends out, the cash received and its cash balance.

FORM MOR-2

STATEMENTS OF OPERATIONS

(Unaudited)

Month Ended
Actual August 27, 2,005
REVENUES
Gross sales	4,383,000
Less: Sales discounts and allowances	192,000

NET SALES	4,191,000

COST AND EXPENSES
Cost of goods sold	3,611,000
Distribution expense	175,000
Selling, general and administrative	644,000
Research and development	9,000

4,439,000

EBITDA - Before Bankruptcy & Restructuring Costs	(248,000)
Bankruptcy & Restructuring Costs	5,000

EBITDA	(253,000)

OTHER INCOME (EXPENSE)
Depreciation and amortization	(118,000)
Interest expense	(64,000)
Other	0

(182,000)

LOSS BEFORE MANAGEMENT FEE	(435,000)
Management fee	0

LOSS BEFORE INCOME TAX BENEFIT	(435,000)
INCOME TAX BENEFIT	152,000

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(283,000)

LOSS PER COMMON SHARE - BASIC AND DILUTED	$(0.00)

WEIGHTED AVE. NUMBER OF COMMON SHARES OUTSTANDING	86,161,000

FORM MOR-3

PHARMACEUTICAL FORMULATIONS, INC.

(Unaudited)
BALANCE SHEETS

	August 27,	January 1,
(Unaudited)
CURRENT ASSETS
Cash	275,000	1,000
Accounts receivable - net of allowance for
doubtful accounts of $972,000 and $886,000	8,544,000	8,928,000
Inventories	9,411,000	9,492,000
Deferred tax benefit	729,000	729,000
Prepaid expenses and other current assets	1,147,000	378,000

Total current assets	20,106,000	19,528,000
PROPERTY, PLANT AND EQUIPMENT
Net of accumulated depreciation and amortization
of $27,057,000 and $25,952,000	11,058,000	12,041,000
OTHER ASSETS
Investment in Konsyl Pharmaceuticals, Inc.	9,204,000	9,204,000
Other assets	156,000	229,000

Total other assets	9,360,000	9,433,000

	40,524,000	41,002,000

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
Current portion of long-term debt	2,118,000	1,995,000
Current portion of capital lease obligations	533,000	464,000
Due to ICC Industries Inc.	20,126,000	14,778,000
Due to Konsyl Pharmaceuticals, Inc.	2,975,000	3,485,000
Accounts payable (pre-petition)	6,543,000	7,535,000
Accounts payable (post-petition)	964,000	0
Accrued expenses	2,280,000	2,135,000

Total current liabilities	35,539,000	30,392,000

LONG-TERM DEBT DUE ICC INDUSTRIES INC	20,774,000	18,604,000

LONG-TERM DEBT, OTHER	12,756,000	14,862,000

LONG-TERM CAPITAL LEASE OBLIGATIONS	1,601,000	1,681,000

STOCKHOLDERS' EQUITY
Common stock - par value $.08 per share; 200,000,000 shares authorized;
86,160,787 and 86,160,787 shares issued and outstanding	6,893,000	6,893,000
Capital in excess of par value	53,190,000	53,195,000
Accumulated deficit	(90,229,000)	(84,625,000)

Total stockholders' (deficiency)	(30,146,000)	(24,537,000)

	$40,524,000	$41,002,000

FORM MOR-4

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                           Beginning       Amount                                                           Ending
                              Tax       Withheld or       Amount         Date        Check No.               Tax
                           Liability      Accrued          Paid          Paid          or EFT               Liability

Federal
Withholding                        0        129,354        (81,683)     All payroll taxes are debited       47,671
FICA-Employee                      0         83,248        (55,569)     directly from PFI's bank account    27,678
FICA-Employer                      0         83,248        (55,570)     2 days prior to each pay date.      27,678
Unemployment                       0            100            (83)     In August, the amounts were debited     16
Income                             0              0              0      on 8/10, 8/17 and 8/24.                  0
Other:_________________            0              0              0                                               0
                                                  -              -                                               -
   Total Federal Taxes             0        295,949       (192,905)                                        103,044
                                            -------        -------                                         -------

State and Local
Withholding                        0         24,089        (15,244)                                          8,845
Sales                              0              0              0                                               0
Excise                             0              0              0                                               0
Unemployment                       0         17,881        (13,055)                                          4,826
Real Property                      0              0              0                                               0
Personal Property                  0              0              0                                               0
Other:_________________            0              0              0                                               0
   Total State and Local           0         41,970         (28,299)                                        13,671
                                             ------          ------                                        -------

Total Taxes                        0        337,919        (221,204)                                       116,715
                                            =======        ========                                        =======

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                                                   Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable	513,143		0	0	0	513,143
Wages Payable	308,872
Taxes Payable	116,715
Rent/Leases-Building	0
Rent/Leases-Equipment	153,000
Secured Debt/Adequate Protection Payments	0
Professional Fees	0
Amounts Due to Insiders*	0
Other:__________________________	--
Other:__________________________	--
Total Postpetition Debts	1,091,730

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).c

FORM MOR-5

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the beginning of the reporting period	10,058,639.12
+ Amounts billed during the period	4,212,209.44
- Amounts collected during the period	(4,736,872.19)
Total Accounts Receivable at the end of the reporting period	9,533,976

Accounts Receivable Aging	Amount

0 - 30 days old	6,320,625
31 - 60 days old	1,634,227
61 - 90 days old	383,972
91+ days old	1,195,153
Total Accounts Receivable	9,533,976
Amount considered uncollectible (Bad Debt)	(972,000)
Accounts Receivable (Net)	8,561,976

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X